UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 23, 2004


                       CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                    000  -  28600             54-1242469

(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of  incorporation)                                       Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------

ITEM 8.01  OTHER EVENTS
-----------------------

On August 23, 2004, CCC Information Services Group Inc. issued a press release to report that its self-tender offer to repurchase up to $210 million of its common stock at a price of $18.75 per share, which commenced on July 27, 2004 and was previously announced to expire on August 27, 2004, will instead expire at 5:00 p.m., New York City time on August 30, 2004, unless further extended by the company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(a)     Financial Statements of Business Acquired

        Not Applicable.

(b)     Pro Forma Financial Information

        Not Applicable.

(c)     Exhibits

        99.1   Press Release issued August 23, 2004.


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23, 2004                      CCC INFORMATION SERVICES GROUP INC.



                                             By:/s/ GITHESH RAMAMURTHY
                                                -----------------------
                                                Githesh Ramamurthy
                                                Chief Executive Officer




                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  NUMBER          DESCRIPTION
---------------          -----------

99.1                     Press Release issued August 23, 2004.